Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated Government Income Securities, Inc.

President's Message

Dear Fellow Shareholder:

Created in 1986, Federated Government Income Securities, Inc. is designed for investors seeking high monthly income from U.S. government issues, i.e., U.S. Treasurys and U.S. government agencies, and I am pleased to present its 14th semi-annual report. As of August 31, 2000, the fund's assets totaled $1.1 billion serving over 45,000 shareholders. Currently, the fund's duration target is 5.7 years,1 and the average coupon of its holdings is 7.75%.

This report covers the first half of the fund's fiscal year, which is the six-month period from March 1, 2000 through August 31, 2000. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. Following her discussion covering the economic influences on the bond market and the fund's performance, strategies and outlook, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings in U.S. government securities, and third is the publication of the fund's financial statements.

The fund's portfolio focused exclusively on a mix of U.S. government securities which include Treasury, agency and mortgage-backed securities. On August 31, 2000, 78.4% of the fund's assets were invested in mortgage-backed securities. These securities are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and are guaranteed as to principal by the U.S. government, its agencies or instrumentalities.2

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 Fund share values are not guaranteed.

Individual share class total return performance for the six-month reporting period, including income distributions, follows.3

	Total Return	Income Distributions	Net Asset Value Increase
Class A Shares	5.36%	$0.257	$8.28 to $8.46 = 2.2%
Class B Shares	5.10%	$0.226	$8.26 to $8.45 = 2.3%
Class C Shares	4.97%	$0.226	$8.28 to $8.46 = 2.2%
Class F Shares	5.38%	$0.258	$8.27 to $8.45 = 2.2%

Thank you for participating in the income opportunities of U.S. government securities through Federated Government Income Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
October 15, 2000

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were 0.62%, (0.40%), 3.97% and 3.38%, respectively.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

What is the current interest rate environment, and how did the U.S. government markets perform during the fund's reporting period?

The U.S. economy continued its strong performance during the past six months. There were several themes that drove the Treasury market during this reporting period. The main theme was the reduction of supply in Treasurys driven by the huge budget surplus and buyback operations of the U.S. Treasury. Also in the forefront was the Federal Reserve Board's ("the Fed") continued vigilance against inflation through a series of interest rate tightenings. The saga began in January 2000, with the announcement by the Treasury of its intentions to buy back outstanding Treasury securities. Tax revenue generated by the longest economic expansion on record put the U.S. government on course for a third straight annual surplus, allowing the government to retire and repurchase debt. This was followed by drastic reductions in quarterly Treasury issuance announced at the beginning of February 2000. While these developments were unfolding, the Fed was increasing short-term rates.

The immediate reaction to these events was an abrupt inversion of the Treasury yield curve. As yields in the front end of the curve were rising in anticipation of further interest rate hikes, yields in the back end were declining in response to the forthcoming buybacks, the shrinking of Treasury supply, and possible elimination of the 30-year U.S. Treasury bond. The first of the buyback operations occurred at the beginning of March 2000, and the government repurchased $17.5 billion in securities since that time. (The objective of the U.S. Treasury is to repurchase $30 billion in securities this calendar year.) Until this year, the Treasury had not repurchased debt for 70 years. Once the reduced Treasury supply was reflected in the form of the inversion of the curve, the market began to shift its focus more towards fundamentals.

The primary driver during this six-month reporting period was what the Fed would do to fight the potential threat of increasing inflation. From January until August 2000, the Fed increased the Fed Funds Target Rate three times--two hikes of 25 basis points each followed by a 50 basis point hike in May. The Fed was always careful about preparing the markets for its next move, but that did not prevent violent swings in the market in reaction to economic data and the subsequent changes in perception about whether inflation was on the rise. This was most evident in the middle of the fund's reporting period, when the Employment Cost Index came in much stronger than expected. This triggered a large sell-off in the Treasury market, as investor sentiment turned extremely bearish. At the height of the sell-off, the curve was inverted between the 2- and 30-year Treasurys by a negative 75 basis points.

The turning point occurred in mid-May with the Fed's much anticipated 50 basis point rate increase. What followed was a series of economic reports throughout the early summer indicating tentative signs of a slowdown in the U.S. economy. Treasury yields fell dramatically and have been range bound.

How did the mortgage-backed securities market perform relative to the Treasury market?

The mortgage market started 2000 with high expectations. The spread relationship between mortgage-backed securities and U.S. Treasurys widened in the final quarter of 1999, as investors favored cash equivalent investments in advance of Y2K. After a brief rally in the first few weeks of 2000, investors' focus shifted to the fundamental changes taking place in the Treasury market. The dramatic reduction in the supply of Treasurys led to their outperformance versus mortgages and other spread products in the first half of 2000.

Although widening mortgage spreads dominated the fund's reporting period, mortgages did outperform agency debentures because of Congress' GSE (Government Sponsored Entities) scrutiny and falling volatility. Within the mortgage sector, GNMAs outperformed conventional pass-through mortgages by 100 basis points through June 2000, based upon the Lehman Brothers Mortgage Backed Securities Index.1 Investors bought GNMAs as a full faith and credit alternative to increasingly scarce Treasurys and to seek shelter from GSE headline risk. Additionally, changes in Federal Home Loan Bank (FHLB) regulations led to increased purchases and commitments to purchase raw FHA (Federal Housing Administration) loans by the FHLBs. This purchasing curtailed the supply of GNMAs relative to conventional mortgages.

1 Lehman Brothers Mortgage-Backed Securities Index: An unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. Indexes are unmanaged and investments cannot be made in an index.

The outlook for mortgage-backed securities is positive for the balance of the year, though this outlook is not without hurdles. There are sectors of the mortgage market dealing with dislocations, such as the short end of the CMO (Collateralized Mortgage Obligation) market, which has been depressed by waves of selling from bank balance sheet restructuring. Other obstacles could include further inversion of the Treasury yield curve and widening in swap spreads due to continued Treasury buybacks.

The prepayment environment is anticipated to be stable over the near term. The mortgage market today has less prepayment exposure than in the past instances, when the 10-year Treasury yield approached the 6.0% yield level. The prepayment experience this year has largely been driven by turnover and price appreciation. But there are anecdotal signs that housing sales are slowing, and the rate of home price appreciation is starting to moderate. While caution is warranted, we believe that the overall yield level of many sectors of the mortgage market, and the resulting real rates of return mortgages offer, should reward investors over the long term.

Given the current interest rate environment, should investors be concerned about mortgage prepayments and the associated risk to mortgage bondholders?

The current interest rate environment suggests that prepayments should not be an issue for investors. Although mortgage rates have fallen approximately 70 basis points since mid-May, the effect has been muted on higher coupon mortgage securities. For the most part, prepayment rates are at a crossroads, as higher coupon securities should experience some pickup in refinancing activity going forward, while lower coupon issues will be affected by declining seasonal housing activity.

The end of the summer also marks the beginning of a decline in housing turnover, as families want to move during the summer, before the start of the school year. Despite higher mortgage rates relative to last year, housing turnover has remained extremely robust in 2000, as a result of a high level of consumer confidence, coupled with the wealth effect of the stock market. Recent economic statistics point to a slowing in the overall housing industry, which should be magnified even further by the coming of the winter months.

What was the fund's strategy for the past six months?

The strategy of the fund continued to balance the price performance of U.S. Treasury securities with the income advantage of the mortgage securities market. Current portfolio strategy targets an effective duration of 5.7 years, which is neutral to the blend of the Lehman U.S. government and mortgage indices. The asset allocation mix reflected an overweight in mortgage securities due to the attractive yield spread advantage over comparable duration U.S. Treasurys. Mortgage securities trade at a spread above U.S. Treasurys and that spread is, by historic standards, quite wide in today's environment. Mortgage securities favored were those trading at a slight discount-to-par. The allocation to U.S. Treasurys favored longer maturity issues, which benefited shareholders, as the U.S. Treasury focused its repurchase activity on the long end.

How was the fund's portfolio allocated on August 31, 2000?

The fund's portfolio slightly decreased its allocation to mortgage-backed securities during the reporting period. The fund currently holds 78.4% of assets in agency mortgage-backed securities. As of August 31, 2000, the portfolio composition was:

U.S. Treasury Obligations	27.6%
Government National Mortgage Association (GNMA)	27.3%
Federal National Mortgage Association (FNMA)	27.2%
Federal Home Loan Mortgage Corporation (FHLMC)	23.9%

How did Federated Government Income Securities, Inc. perform for shareholders in terms of total return and income for the six-month period ended August 31, 2000?

For the first half of the fund's fiscal year, the Class F Shares of the fund produced a total rate of return of 5.38%, based on net asset value. Class A, B, and C shares produced net total returns of 5.36%, 5.10% and 4.97%, respectively, based on net asset value.1 The fund's returns were below the returns of the overall government market, but consistent with peer funds as measured by Lipper. For the six-month reporting period, the Merrill Lynch 5-Year and 10-Year U.S. Treasury Note Indexes returned 5.68%, and 7.12%, respectively.2 The average total return for the Lipper General U.S. Government Funds Average was 5.36%.3

In terms of income, the fund's Class A, B, C and F shares paid monthly dividends totaling $0.257, $0.226, $0.226, and $0.258 per share, respectively.

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, my be worth more or less than their original cost. Total returns, based on offering price (i.e., less any applicable sales charge or contingent deferred sales charge), for Class A, B, C and F Shares were 0.62%, (0.40%), 3.97% and 3.38%, respectively.

2 The Merrill Lynch 5-Year and 10-Year Treasury Note Indexes comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6 and 12 months as well as year-to-date. Indexes are unmanaged, and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

What is your outlook for the U.S. government market through the end of the year?

So far, the economy is behaving as expected. The National Association of Purchasing Management Survey shows that the manufacturing sector is contracting, while private non-farm job growth is visibly weakening, retail sales are slowing, and housing activity has dropped sharply. The only area of strength in the U.S. economy is the high-tech sector, which continues to grow rapidly.

We are proponents of the soft landing scenario and believe that it is the most likely outcome. Recent economic evidence suggests that the U.S. economy's potential growth is higher than previously expected, and inflation continues to remain in check. We believe these developments will likely keep the Fed on the sidelines for the rest of the year. To be sure, the Fed continues to believe that inflation is the greatest threat to the expansion in the U.S.; however, as long as productivity remains high and forward-looking inflation indicators give the "all clear signal," the Fed is unlikely stand in the way of rapid growth. As a result, we believe the U.S. economy will continue to enjoy a favorable growth/inflation trade-off.

There are some potential dark clouds to the soft landing scenario, though, for example the recent rise in fuel and energy prices. If these increases are sustained, they have the potential to become a significant pocketbook issue for consumers over the coming months. So far, the effect has been mostly felt at the gasoline pump nationally and in electricity prices in certain regions of the country. Rising energy prices may eventually translate into increases in core levels of inflation by causing higher prices across a wide range of goods and services. Additionally, consumer demand could suffer more than expected, as disposable income is shifted from other purchases to pay for heating fuel and for gasoline.

Overall, we continue to believe that the soft landing scenario will unfold as we move through the remainder of this year, and that a more moderate pace of growth and stable interest rates will benefit the fixed-income markets. Following their peak early this year, longer maturity bond yields have fallen sharply. While political developments suggest some backpedaling on fiscal restraint, there is little doubt that Treasury supply will continue to decline, which should provide further support to the U.S. Treasury market.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $15,000 in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $39,273 on 8/31/00. You would have earned a 6.90%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/00, the Class A Shares' average annual 1-year and since inception (8/5/96) total returns were 1.43% and 4.81%, respectively. Class B Shares' average annual 1-year and since inception (8/5/96) total returns were (0.04%) and 4.77%, respectively. Class C Shares' average annual 1-year and since inception (8/5/96) total returns were 4.44% and 5.22%, respectively. Class F Shares' average annual 1-year, 5-year, and 10-year total returns were 4.13%, 5.62% and 6.90%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 14 years (reinvesting all dividends and capital gains) grew to $24,818.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $15,000, but your account would have reached a total value of $24,8181 by 8/31/00. You would have earned an average annual total return of 6.55%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for Current Income

Fourteen years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class F Shares of Federated Government Income Securities, Inc. because the fund invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.1

They like the way they can use their account for an occasional extravagance--like the $50,000 Jaguar they bought to celebrate their anniversary--without touching their original principal.

The Laughlin's account totaled $261,819 as of August 31, 2000 for an average annual total return of 6.90%.2

[Graphic Representation Omitted - See Appendix]

1 Fund shares are not guaranteed and their value will fluctuate.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

AUGUST 31, 2000 (UNAUDITED)

Principal Amount			Value
		LONG-TERM OBLIGATIONS--106.0%
		Federal Home Loan Mortgage Corp.--14.0%
$5,584,290		9.500%, 8/1/2016	$5,771,029
5,717,267		7.500%, 1/1/2027	5,708,348
143,596,728		6.500%, 6/1/2029 - 2/1/2030	137,269,856

		TOTAL	148,749,233

		Federal Home Loan Mortgage Corp. REMIC--9.9%
10,000,000		Series 1347-I, 8.000%, 8/15/2022	10,298,200
10,075,366		Series 51-L, 7.000%, 5/17/2020	10,047,155
25,000,000		Series 208-IO, 7.000%, (Interest Only), 8/15/2030	7,628,900
20,200,000		Series 2198-PA, 6.750%, 8/15/2016	20,133,542
23,991,000		Series 2024-E, 6.000%, 1/15/2028	21,174,936
3,432,530		Series 197-PO, (Principal Only), 4/1/2028	2,179,656
24,996,760		Series 207-PO, (Principal Only), 4/15/2030	16,693,586
25,000,000		Series 208-PO, (Principal Only), 8/15/2030	16,792,950

		TOTAL	104,948,925

		Federal National Mortgage Association--17.3%
35,964,554		8.500%, 3/1/2023 - 8/1/2030	36,662,630
681,459		8.00%, 6/1/30	694,666
70,148,274	[1]	7.500%, 7/1/2028 - 5/1/2030	69,512,424
51,445,590		7.000%, 6/1/2029 - 9/1/2030	50,161,044
28,919,999		6.500%, 9/1/2028	27,657,062

		TOTAL	184,687,826

		Federal National Mortgage Association, REMIC--9.9%
25,011,725		Series 306-IO, 8.000%, (Interest Only), 5/1/2030	6,784,430
49,273,500		Series 307-IO, 8.000%, (Interest Only), 6/1/2030	13,303,845
24,781,861		Series 1999-55-MP, 6.000%, 7/25/2026	22,793,116
9,480,068		Series 1999-41-S, 4.810%, (Inverse Floater), 8/25/2014	7,773,656
25,635,560		Series 284-1, (Principal Only), 7/1/2027	18,201,248
49,273,500		Series 307-PO, (Principal Only), 6/1/2030	36,423,858

		TOTAL	105,280,153

		Government National Mortgage Association--26.9%
664,274		13.000%, 1/15/2011 - 11/15/2014	741,636
2,513,464		12.500%, 4/15/2010 - 7/15/2015	2,783,646
Principal Amount			Value
		LONG-TERM OBLIGATIONS--continued
		Government National Mortgage Association--continued
$8,331,700		12.000%, 5/15/2011 - 1/15/2016	$9,183,965
3,078,235		11.000%, 12/15/2009 - 10/15/2019	3,335,333
2,813,287		10.500%, 3/15/2016	3,022,539
16,881,683		9.500%, 3/15/2030 - 7/15/2030	17,530,615
80,754,736	[1]	9.000%, 2/15/2009 - 7/15/2030	83,479,047
32,765,599		8.500%, 8/15/2029 - 4/15/2030	33,564,424
70,840,325		8.000%, 6/15/2017 - 6/15/2030	71,870,569
39,596,713		7.500%, 9/15/2025 - 3/15/2030	39,561,594
22,082,326		7.000%, 1/15/2028 - 10/15/2029	21,674,545
145,861		6.000%, 5/15/2024	137,565

		TOTAL	286,885,478

		Government National Mortgage Association, REMIC--0.4%
16,694,831		Series 1997-13-P1, 8.000%, (Interest Only), 9/16/2027	4,695,421

		United States Treasury Securities--27.6%
40,800,000		9.000%, 11/15/2018	54,382,320
78,525,000		8.125%, 8/15/2019 - 5/15/2021	98,340,047
106,000,000		6.000%, 8/15/2009	106,625,400
34,750,000		5.875%, 11/15/2004	34,558,875

		TOTAL	293,906,642

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $1,127,745,485)	1,129,153,678

		MUTUAL FUND--3.1%[2]
32,970,143		Government Obligations Fund (at net asset value)	32,970,143

		TOTAL INVESTMENTS (IDENTIFIED COST $1,160,715,628)[3]	$1,162,123,821

1 All or a portion of this security is subject to a future dollar roll transaction.

2 Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may invest in Federated Money Market Obligations Trust ("Trust") which is also managed by Federated Investment Management Company, the fund's adviser. The Trust is an open-end management company, registered under the Investment Company Act of 1940. The investment objective of the Federated Government Obligations Fund is to provide current income consistent with stability of principal. Income distributions earned by the fund are recorded as dividend income in the accompanying financial statements.

3 The cost of investments for federal tax purposes amounts to $1,160,715,628. The net unrealized appreciation of investments on a federal tax basis amounts to $1,408,193 which is comprised of $9,646,748 appreciation and $8,238,555 depreciation at August 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,065,634,996) at August 31, 2000.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

AUGUST 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $1,160,715,628)		$1,162,123,821
Income receivable		7,966,994
Receivable for investments sold		75,004,514
Receivable for shares sold		1,979,468

TOTAL ASSETS		1,247,074,797

Liabilities:
Payable for investments purchased	$97,993,389
Payable for shares redeemed	1,181,481
Income distribution payable	5,368,134
Payable for dollar roll transactions	76,263,965
Accrued expenses	632,832

TOTAL LIABILITIES		181,439,801

Net assets for 126,071,945 shares outstanding		$1,065,634,996

Net Assets Consist of:
Paid in capital		$1,427,026,361
Net unrealized appreciation of investments		1,408,193
Accumulated net realized loss on investments		(362,799,558)

TOTAL NET ASSETS		$1,065,634,996

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($105,978,506 ÷ 12,521,007 shares outstanding)		$8.46

Offering Price Per Share (100/95.50 of $8.46)[1]		$8.86

Redemption Proceeds Per Share		$8.46

Class B Shares:
Net Asset Value Per Share ($61,447,611 ÷ 7,276,187 shares outstanding)		$8.45

Offering Price Per Share		$8.45

Redemption Proceeds Per Share (94.50/100 of $8.45)[1]		$7.99

Class C Shares:
Net Asset Value Per Share ($15,744,784 ÷ 1,860,415 shares outstanding)		$8.46

Offering Price Per Share		$8.46

Redemption Proceeds Per Share (99.00/100 of $8.46)[1]		$8.38

Class F Shares:
Net Asset Value Per Share ($882,464,095 ÷ 104,414,336 shares outstanding)		$8.45

Offering Price Per Share (100/99.00 of $8.45)[1]		$8.54

Redemption Proceeds Per Share (99.00/100 of $8.45)[1]		$8.37

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

Investment Income:
Interest (net of dollar roll expense of $2,715,866)			$38,791,246

Expenses:
Investment adviser fee		$4,123,552
Administrative personnel and services fee		414,005
Custodian fees		66,518
Transfer and dividend disbursing agent fees and expenses		573,197
Directors'/Trustees' fees		11,907
Auditing fees		10,265
Legal fees		3,481
Portfolio accounting fees		106,285
Distribution services fee--Class A Shares		130,964
Distribution services fee--Class B Shares		223,476
Distribution services fee--Class C Shares		58,205
Shareholder services fee--Class A Shares		130,964
Shareholder services fee--Class B Shares		74,492
Shareholder services fee--Class C Shares		19,401
Shareholder services fee--Class F Shares		1,149,660
Share registration costs		30,608
Printing and postage		142,835
Insurance premiums		1,100
Taxes		40,873
Miscellaneous		18,880

TOTAL EXPENSES		7,330,668

Waivers and Reimbursement:
Waiver of investment adviser	$(1,505,714)
Waiver of distribution services fee--Class A Shares	(130,964)
Waiver of shareholder services fee--Class F Shares	(9,197)
Reimbursement of investment adviser fee	(5,531)

TOTAL WAIVERS AND REIMBURSEMENT		(1,651,406)

Net expenses			5,679,262

Net investment income			33,111,984

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(21,778,194)
Net change in unrealized appreciation of investments			45,321,607

Net realized and unrealized gain (loss) on investments			23,543,413

Change in net assets resulting from operations			$56,655,397

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) August 31, 2000	Year Ended February 29, 2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$33,111,984	$76,943,445
Net realized loss on investments ($(21,778,194) and $(26,416,036), respectively, as computed for federal tax purposes)	(21,778,194)	(48,488,279)
Net change in unrealized appreciation/(depreciation)	45,321,607	(29,035,409)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	56,655,397	(580,243)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(3,189,843)	(10,258,327)
Class B Shares	(1,603,119)	(3,276,697)
Class C Shares	(414,496)	(911,804)
Class F Shares	(27,904,526)	(65,368,524)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(33,111,984)	(79,815,352)

Share Transactions:
Proceeds from sale of shares	106,604,129	158,095,562
Net asset value of shares issued to shareholders in payment of distributions declared	15,416,283	45,409,053
Cost of shares redeemed	(216,056,344)	(454,586,638)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(94,035,932)	(251,082,023)

Change in net assets	(70,492,519)	(331,477,618)

Net Assets:
Beginning of period	1,136,127,515	1,467,605,133

End of period	$1,065,634,996	$1,136,127,515

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 29 or 28,
	2000	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.28	$ 8.79	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.26	0.50	0.53 [2]	0.62 [2]	0.30
Net realized and unrealized gain (loss) on investments	0.18	(0.49)	(0.04)	0.22	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	0.44	0.01	0.49	0.84	0.28

Less Distributions:
Distributions from net investment income	(0.26)	(0.52)	(0.54)	(0.59)	(0.32)

Net Asset Value, End of Period	$ 8.46	$ 8.28	$ 8.79	$ 8.84	$ 8.59

Total Return[3]	5.36%	0.10%	5.58%	10.10%	3.34%

Ratios to Average Net Assets:

Expenses	0.98%[4]	0.98%	0.98%	0.96%	1.03%[4]

Net investment income	5.95%[4]	5.79%	5.99%	7.13%	6.45%[4]

Expense waiver/reimbursement[5]	0.53%[4]	0.51%	0.46%	0.49%	0.50%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$105,979	$106,328	$182,597	$138,554	$289

Portfolio turnover	84%	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 29 or 28,
	2000	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.26	$ 8.78	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.23	0.43	0.46 [2]	0.58	0.28
Net realized and unrealized gain (loss) on investments	0.19	(0.50)	(0.05)	0.20	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	0.42	(0.07)	0.41	0.78	0.26

Less Distributions:
Distributions from net investment income	(0.23)	(0.45)	(0.47)	(0.53)	(0.30)

Net Asset Value, End of Period	$ 8.45	$ 8.26	$ 8.78	$ 8.84	$ 8.59

Total Return[3]	5.10%	(0.76%)	4.65%	9.34%	3.00%

Ratios to Average Net Assets:

Expenses	1.73%[4]	1.73%	1.73%	1.71%	1.71%[4]

Net investment income	5.20%[4]	5.04%	5.36%	6.51%	5.80%[4]

Expense waiver/reimbursement[5]	0.28%[4]	0.26%	0.21%	0.24%	0.26%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$61,448	$58,643	$48,304	$10,819	$2,421

Portfolio turnover	84%	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 29 or 28,
	2000	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.28	$ 8.79	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.23	0.43	0.48 [2]	0.55	0.27
Net realized and unrealized gain (loss) on investments	0.18	(0.49)	(0.06)	0.23	(0.01)

TOTAL FROM INVESTMENT OPERATIONS	0.41	(0.06)	0.42	0.78	0.26

Less Distributions:
Distributions from net investment income	(0.23)	(0.45)	(0.47)	(0.53)	(0.30)

Net Asset Value, End of Period	$ 8.46	$ 8.28	$ 8.79	$ 8.84	$ 8.59

Total Return[3]	4.97%	(0.65%)	4.76%	9.29%	3.02%

Ratios to Average Net Assets:

Expenses	1.73%[4]	1.73%	1.73%	1.71%	1.71%[4]

Net investment income	5.20%[4]	5.04%	5.38%	6.21%	5.65%[4]

Expense waiver/reimbursement[5]	0.28%[4]	0.26%	0.21%	0.24%	0.26%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$15,745	$15,413	$15,682	$2,836	$1,343

Portfolio turnover	84%	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 29 or 28,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 8.27	$ 8.78	$ 8.83	$ 8.59	$ 8.75	$ 8.55
Income From Investment Operations:
Net investment income	0.26	0.50	0.53 [1]	0.61	0.55	0.62
Net realized and unrealized gain (loss) on investments	0.18	(0.49)	(0.05)	0.24	(0.15)	0.20

TOTAL FROM INVESTMENT OPERATIONS	0.44	0.01	0.48	0.85	0.40	0.82

Less Distributions:
Distributions from net investment income	(0.26)	(0.52)	(0.53)	(0.61)	(0.56)	(0.62)

Net Asset Value, End of Period	$ 8.45	$ 8.27	$ 8.78	$ 8.83	$ 8.59	$ 8.75

Total Return[2]	5.38%	0.10%	5.49%	10.19%	4.81%	9.87%

Ratios to Average Net Assets:

Expenses	0.98%[3]	0.98%	0.98%	0.96%	0.96%	0.96%

Net investment income	5.95%[3]	5.79%	5.95%	6.87%	6.42%	6.96%

Expense waiver/reimbursement[4]	0.28%[3]	0.26%	0.21%	0.24%	0.26%	0.25%

Supplemental Data:

Net assets, end of period (000 omitted)	$882,464	$955,744	$1,221,022	$1,428,591	$1,773,905	$2,264,374

Portfolio turnover	84%	152%	209%	264%	97%	161%

1 Per Share information presented is based upon the average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 2000 (UNAUDITED)

ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Fund's objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. Investments in other open-end investment companies are valued at net asset value. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 29, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $318,626,711, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$59,627,977

2003	$192,317,284

2004	$16,981,637

2005	$23,283,777

2008	$26,416,036

Additionally, net capital losses of $22,257,810 attributable to security transactions after October 31, 1999, are treated as arising on March 1, 2000, the first day of the Fund's taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At August 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A	500,000,000
Class B	500,000,000
Class C	500,000,000
Class F	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	10,452,679	$87,791,145	10,636,664	$89,234,622
Shares issued to shareholders in payment of distributions declared	267,740	2,231,743	1,042,999	8,850,614
Shares redeemed	(11,045,022)	(92,600,891)	(19,614,492)	(165,552,073)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(324,603)	$(2,578,003)	(7,934,829)	$(67,466,837)

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,197,980	$10,058,683	4,479,624	$38,506,761
Shares issued to shareholders in payment of distributions declared	105,538	877,883	254,106	2,146,164
Shares redeemed	(1,127,668)	(9,407,153)	(3,136,889)	(26,532,401)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	175,850	$1,529,413	1,596,841	$14,120,524

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	615,538	$5,144,667	1,595,950	$13,714,857
Shares issued to shareholders in payment of distributions declared	27,193	226,633	70,280	595,033
Shares redeemed	(644,604)	(5,379,621)	(1,587,301)	(13,478,233)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,873)	$(8,321)	78,929	$831,657

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	360,593	$3,609,634	1,939,477	$16,639,322
Shares issued to shareholders in payment of distributions declared	1,451,243	12,080,024	3,993,006	33,817,242
Shares redeemed	(13,022,615)	(108,668,679)	(29,328,953)	(249,023,931)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(11,210,779)	$(92,979,021)	(23,396,470)	$(198,567,367)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(11,361,405)	$(94,035,932)	(29,655,529)	$(251,082,023)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets or the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended August 31, 2000, were as follows:

Purchases	$972,409,655

Sales	$1,001,664,610

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

KATHLEEN M. FOODY-MALUS

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

WILLIAM D. DAWSON III

Chief Investment Officer

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF AUGUST 31, 2000

Federated Government Income Securities, Inc.

Established 1986

14TH SEMI-ANNUAL REPORT

Federated
Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

8092706 (10/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 8/31/00. The
"y" axis is measured in increments of $5,625 ranging from $0 to $45,000 and indicates that the ending value of hypothetical initial investment of $15,,000 in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $39,273 on 8/31/00.

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 8/31/00. The
"y" axis is measured in increments of $7,000 ranging from $0 to $28,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $24,818 on 8/31/00.

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 8/31/00. The
"y" axis is measured in increments of $50,000 ranging from $0 to $300,000 and indicates that the ending value of hypothetical yearly investments of $100,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $261,819 on 8/31/00.